SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series IV; Fidelity Boylston Street Trust; Fidelity California Municipal Trust;
Fidelity California Municipal Trust II; Fidelity Colchester Street Trust; Fidelity Court Street Trust;
Fidelity Court Street Trust II; Fidelity Massachusetts Municipal Trust; Fidelity Municipal Trust;
Fidelity Municipal Trust II; Fidelity New York Municipal Trust; Fidelity New York Municipal Trust II;
Fidelity Union Street Trust; and Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PLEASE VOTE YOUR PROXY NOW!

Funds of

Fidelity Advisor Series IV, Fidelity Boylston Street Trust, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Colchester Street Trust, Fidelity Court Street Trust, Fidelity Court Street Trust II, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, Fidelity Union Street Trust, and
Fidelity Union Street Trust II

YOUR VOTE IS EXTREMELY IMPORTANT NO MATTER

HOW LARGE OR SMALL YOUR HOLDINGS MAY BE!

Vote your shares today!*

Reference the enclosed proxy card for instructions on how you can vote online, by touch-tone telephone, or by signing and returning the enclosed proxy card by mail.

Special Meeting of Shareholders

For Shareholders as of: September 21, 2015

Meeting Date: November 18, 2015

Until we receive a sufficient number of votes, the shareholder meeting cannot be held.

Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

If you have already voted, thank you for your response. If you have any further questions, please see the contact information located in the table on the following page for each fund and class, as applicable. Thank you.

* D.F. King & Co., Inc. has been engaged by Fidelity Investments as a paid solicitor. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification (e.g., name and address).

URGENT PROXY VOTING REQUEST

Contact Information for each Fund and Class (as applicable)

Fund or Class
Contact Information

Retail funds and/or classes
1-800-544-8544

Advisor or Institutional Classes
1-877-208-0098

Fidelity® Institutional Money Market Funds
1-877-297-2952

Class F
1-800-835-5092

Strategic Advisers® Multi-Manager Target Date Funds (Plan accounts)
1-800-835-5095

Strategic Advisers Multi-Manager Target Date Funds (All other accounts)
1-800-544-3455

Strategic Advisers Multi-Manager Target Date Funds: Class L and Class N (Plan participants)
1-800-835-5095

Strategic Advisers Multi-Manager Target Date Funds: Class L and Class N (Advisors and Investment Professionals)
1-877-208-0098